UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):      January 10, 2013

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0108171
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 North Military Trail, Suite 275, Boca Raton, FL 33431
(Address of principal executive offices, Zip Code)

(561) 988-1988
Registrant’s telephone number, including area code

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Definitive Information Statement on Schedule 14C of InterCloud Systems, Inc., a Delaware corporation formerly known as Genesis Group Holdings, Inc. (the “Company”), filed with the Securities and Exchange Commission on December 17, 2012 (the “Information Statement”), on November 16, 2012, the Board of Directors of the Company (the “Board”) approved (i) the 2012 Performance Incentive Plan of the Company, in the form attached as Exhibit A to the Information Statement (the “2012 Plan”), (ii) the Employee Stock Purchase Plan of the Company, in the form attached as Exhibit B to the Information Statement (the “ESPP”), and (iii) a form of indemnification agreement to be entered into by the Company with its directors and executive officers, in the form attached as Exhibit C to the Information Statement (the “Indemnification Agreement”).

On or about December 7, 2012, the Company received written consents in lieu of a meeting of the Company’s stockholders from holders of voting shares representing at least 77% of the shares of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”), approving the above referenced actions. On the twenty-first day after the completion of the mailing of the Information Statement to the Company’s stockholders, such actions became effective.

2012 Performance Incentive Plan

The 2012 Plan authorizes the grant of stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock, par value $0.0001 per share (“Common Stock”), or units of Common Stock, as well as cash bonus awards, to the Company’s directors, officers, employees and other eligible persons.  The maximum number of shares of Common Stock that may be initially issued or transferred pursuant to awards under the 2012 Plan is 2,000,000 shares (post-Reverse Stock Split, as described in Item 5.03 of this Current Report on Form 8-K). In addition, on the first trading day of January of each calendar year during the term of the 2012 Plan (commencing with January 2014), an additional number of shares of Common Stock will be available for award grant purposes under the 2012 Plan equal to the lesser of (i) 4% of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 2,000,000 shares of Common Stock (post-Reverse Stock Split), or (iii) such number of shares of Common Stock as may be established by the Board.

The summary of the 2012 Plan contained in the Information Statement is incorporated herein by reference; provided, however, that the summary of the of 2012 Plan contained in the Information Statement is qualified in its entirety by reference to the 2012 Plan, a copy of which is attached as Exhibit A to the Information Statement and is also incorporated herein by reference.

Employee Stock Purchase Plan

Under the ESPP, shares of Common Stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of Common Stock during periodic “Offering Periods.” The Board believes that the ESPP will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders. Members of the Board who are not employees are not eligible to participate in the ESPP. All of the Company’s executive officers (including the named executive officers currently employed by the Company or one of its subsidiaries) are eligible to participate in the ESPP.

A maximum of 500,000 shares of Common Stock (post-Reverse Stock Split, as described in Item 5.03 of this Current Report on Form 8-K) may initially be purchased under the ESPP.  In addition, this share limit will automatically be increased on the first trading day in January of each calendar year during the term of the plan (commencing with January 2014), by an amount equal to the lesser of (i) 1% of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 500,000 shares (post-Reverse Stock Split) of Common Stock, or (iii) such number of shares of Common Stock as may be established by the Board.

The summary of the ESPP contained in the Information Statement is incorporated herein by reference; provided, however, that the summary of the of ESPP contained in the Information Statement is qualified in its entirety by reference to the ESPP, a copy of which is attached as Exhibit B to the Information Statement and is also incorporated herein by reference.

Indemnification Agreement

The terms of the Indemnification Agreement provide that the Company will indemnify the directors and officers of the Company to the fullest extent authorized or permitted by the provisions of the Delaware General Corporation Law (“DGCL”), as such may be amended from time to time. Each director and officer of the Company will enter into an Indemnification Agreement with the Company. The agreement is to be effective as of the time the individual first provided service to the Company as an officer or director.

The purpose of the Indemnification Agreement is to induce current and future directors and officers to serve or continue to serve as a director and/or officer of the Company. This Agreement is a supplement to and in furtherance of the Bylaws and the Certificate of Incorporation of the Company and any resolutions adopted pursuant thereto by the Board or stockholders, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of parties.

The foregoing summary of the form of Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached at Exhibit C to the Information Statement and is incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in the Information Statement, the Board approved an amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) in the form attached as Exhibit D to the Information Statement.  The Certificate of Amendment was approved by the Majority Shareholders on December 7, 2012.

On January 10, 2013, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The following description of the Certificate of Amendment is intended to be a summary only and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is attached as Exhibit D to the Information Statement and is incorporated herein by reference. Additionally, the Information Statement contains a more detailed discussion of the Board’s reasoning behind the amendments described herein, and such discussion is also incorporated herein by reference.

On January 14, 2013, the Company issued a press release announcing the the change in the Company’s name and the reverse stock split of its Common Stock as discussed below, and that a "D" will be placed on the Company's ticker symbol for approximately 20 trading days to indicate the completion of the reverse split and name change. A copy of the press release is attached hereto as Exhibit 99.1.

Name Change

Pursuant to the Certificate of Amendment, the Company’s corporate name was changed to InterCloud Systems, Inc.

Reverse Stock Split

The Certificate of Amendment effected a one-for-one hundred and twenty-five reverse stock split (the “Reverse Stock Split”).  Pursuant to the Reverse Stock Split, each 125 shares of our Common Stock was converted automatically into one share of Common Stock.  Fractional shares of Common Stock will not be issued as a result of the Reverse Split, but instead, the Company will pay each holder of a fractional interest (after aggregating all fractional interests of such holder) an amount in cash equal to the value of such remaining fractional interest upon the surrender to the Company’s transfer agent of certificates representing such shares.

On January 11, 2013, the Financial Industry Regulatory Authority (“FINRA”) approved the Reverse Stock Split, which became effective on January 14, 2013.

The summary of the terms and conditions of the Reverse Stock Split contained in the Information Statement, including the procedures affecting fractional shares of Common Stock and the treatment of stock certificates representing shares of Common Stock as a result of the Reverse Stock Split, is incorporated herein by reference. Below is a brief summary of the Reverse Stock Split:

•
Stockholders of record of the Common Stock as of January 14, 2013 shall have their total shares reduced on the basis of one post-stock split share of Common Stock for every 125 pre-stock split shares outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

•
As a result of the reduction in the number of shares of Common Stock outstanding, the pre-split total of issued and outstanding shares of 233,887,171 was consolidated to a total of approximately 1,871,097 issued and outstanding shares (depending on the number of fractional shares).

•	The par value of the Common Stock will not change.

•	The Reverse Stock Split will not affect the proportionate equity interests of the Company’s outstanding shares of preferred stock.

Amendments by Written Consent of Stockholders

The Certificate of Amendment provides that after June 30, 2014, stockholders shall not be entitled to act by written consent (including electronic transmission) and no action shall be taken by stockholders of the Company except at an annual or special meeting of stockholders.

The DGCL provides that, unless a company’s certificate of incorporation provides otherwise, stockholders may take action without a meeting if the holders of stock having the minimum number of votes necessary to authorize such action sign a written consent. The Certificate of Incorporation previously provided for actions by written consent to expire after June 30, 2013. The Certificate of Amendment pushes the deadline back an additional year.  After June 30, 2014, any action permitted to be taken by stockholders may only be taken at an Annual Meeting or Special Meeting of stockholders.

Special Meetings Of Stockholders

The Certificate of Amendment amends the Certificate of Incorporation to provide that special meetings of stockholders may only be called by the Board, the Chairman of the Board, the President or the Chief Executive Officer of the Company.

Forum Selection Provision

The Certificate of Amendment amends the Certificate of Incorporation to provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL; and (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this paragraph.

Classification Of Directors

The Certificate of Amendment amends the Certificate of Incorporation as follows:

The directors of the Company shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall initially be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the filing date of this Certificate of Amendment (the “Filing Date”), the term of office of the Class I directors shall expire and the Class I directors shall be elected for a full term of three years.  At the second annual meeting of stockholders following the Filing Date, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the third annual meeting of stockholders following the Filing Date, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

In the event that a vacancy occurs during the year, the Board may appoint a director to fill the vacancy.  Any director elected in this manner shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

Liability Of Directors

The Certificate of Amendment amends the Certificate of Incorporation to provide that the liability of a director of the Company for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated to the fullest extent permitted by the DGCL, as so amended. The Company shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.  The Company is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the Company and its stockholders in excess of the indemnification otherwise permitted by applicable law. Any repeal of this paragraph shall be prospective and shall not affect the rights under this paragraph in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

Super-Majority Vote For Certain Amendments

The Certificate of Amendment amends the Certificate of Incorporation to provide that, notwithstanding any other provisions of the Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders any of any particular class or series of the Company’s capital stock required by law or by the Certificate of Incorporation, as amended from time to time, or any certificate of designation with respect to a series of the Company’s preferred stock, any amendment or repeal of the provisions of paragraphs C-I of Article THIRD of the Certificate of Amendment shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class.

Amendments To Bylaws

The Certificate of Amendment amends the Certificate of Incorporation to provide that the Board is expressly empowered to adopt, amend or repeal the Bylaws of the Company as in effect from time to time. The stockholders also have the power to adopt, amend or repeal the Bylaws of the Company as in effect from time to time, subject to any restrictions that may be set forth in the Certificate of Incorporation as amended from time to time (including by any certificate of designation); provided, however, that, in addition to any vote of the holders of any class or series of capital stock of the Company required by law or the Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of the capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Company.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1
Certificate of Amendment to Certificate of Incorporation of the Company (incorporated by reference to Exhibit D to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

10.1
2012 Performance Incentive Plan of the Company (incorporated by reference to Exhibit A to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

10.2
Employee Stock Purchase Plan of the Company (incorporated by reference to Exhibit B to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit C to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

99.1	Press Release of the Company dated January 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterCloud Systems, Inc.

January 16, 2013	By:	/s/ Mark Munro
	Name:	Mark Munro
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1
Certificate of Amendment to Certificate of Incorporation of the Company (incorporated by reference to Exhibit D to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

10.1
2012 Performance Incentive Plan of the Company (incorporated by reference to Exhibit A to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

10.2
Employee Stock Purchase Plan of the Company (incorporated by reference to Exhibit B to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit C to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on December 17, 2012).

99.1	Press Release of the Company dated January 14, 2013.